UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2019

Universal Solar Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada 000-1434389 82-4307598

(State or other jurisdiction

of incorporation) (Commission File Number) (I.R.S. Employer

Identification No.)

10685 Hazel Hurst Drive, Suite 21698

Houston, Texas 77043

(Address of principal executive offices) (Zip Code)

(832) 991-2275

(Registrants telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

________________________________________

Item 8.01.Other Events.

Item 1 of 1. Entry into a Material Definitive Agreement

General
Universal Solar Technology, Inc. announces the execution of a merger agreement with the Entrex Holding Company (EHCo, LLC) parent of the
Entrex Carbon Market, Entrex Nevada Market, Entrex Equestiran Market
and other sector oriented market places to buy, sell and trade alternative investments.

On October 21, 2019, Universal Solar Technology, Inc, a Nevada
corporation (Parent), and Entrex Holding Company, LLC, a Florida
Limited Liability Corporation (Company), finalized discussions to enter in to an Agreement and Plan of Merger.  The stockholders of the Company set forth on the signature pages hereto
(the Company Stockholders), constituting all of the stockholders of the Company, and Stephen H. Watkins, solely in its capacity as the initial Representative hereunder. The term Agreement as used herein refers to the AGREEMENT AND PLAN OF MERGER in its entirety, as the same may be amended from time to time, and all schedules therein (including the Company Schedule and the Parent Schedule, as defined in the preambles.  The Parent, the Company and the
Representatives shall be referred to herein, individually, as a
Party and, collectively, as the Parties and shall represent the respective entity and not be deemed an individual party to the transaction.
In addition to the primary terms and conditions of the merger
(indicated below) the Company has received a $2,500,000.00
capital commitment which is anticipated to be funded in Q4,
2019 from an external institutional party.
Additionally, the company anticipates matching these funds
via a PIPE offering which is expected to be offered in late
Q$ 2019 pursuant to the same terms and conditions of the
existing $2.5 Million commitment.  These funds are to be sued in expansion of the various alternative trading platforms and primarily for sales initiatives to build awareness of both
buyers and sellers in the respective markets.

Considerations
A. Upon the terms and subject to the conditions of this
Agreement and in accordance with the Florida Business Corporation Act
(the Corporate Law), the Parties intend to enter into a business combination transaction with the Company being the surviving entity of the Merger
(Surviving Corporation), in exchange for the Companys stockholders receiving shares of common stock, par value $0.0001 per share, of the
Parent (Parent Common Stock) as provided by this Agreement (the Merger).
B. Simultaneously with the execution of this Agreement, Parent has
(i) entered into a consulting agreement with Paul D. Landrew,
Stephen H. Watkins and Richard C. Rochon through their respective designee.
They will comprise the special committee charged with the successful close of the merger.
C. The board of directors of Parent has appointed Chairman and
Chief Executive Officer, Paul D. Landrew, to whom it has delegated the full and exclusive power, authority, and discretion of the board of directors of Parent to evaluate, assess, and negotiate on its behalf the transactions contemplated by this Agreement, and such Mr. Landrew has approved this Agreement and determined that the Agreement, Merger, and the other transactions contemplated hereby are fair to, and in the best interests of, Parent and its stockholders.
D. The boards of directors of the Company have approved this Agreement and determined that the Agreement, Merger, and the other transactions contemplated hereby are fair to, and in the best interests of, their respective companies and their respective stockholders.
E. The Parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue
Code of 1986, as amended (the Code).

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

The Merger
.. At the Effective Time and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Corporate Law,
Company shall be merged with and into the Parent and Company shall cease and the Parent shall continue as the Surviving Corporation after the Merger.
1.1 Effective Time; Closing. Subject to the terms and conditions of this
Agreement, as soon as practicable on or after the Closing Date, targeted not to exceed 90 days from date of agreement, at such other time, date the
Parties hereto agree in writing, the Parties hereto shall cause the Merger to be consummated by filing Articles of Merger (the Certificate of Merger)
with the Corporations Division in the Office of the Secretary of the
State of  Nevada, in accordance with the applicable provisions of the
Corporate Law (the time of such filing, or such later time as may be agreed in writing by Company and Parent and specified in the
Certificate of Merger, being the Effective Time). Unless this
Agreement shall have been terminated pursuant to Article 7 in the
AGREEMENT AND PLAN OF MERGER, the consummation of the Merger (the Closing), other than the filing of the Certificate of Merger, shall take place at the offices of the Parent at a time and date to be specified by the Parties, not to exceed 90 days from the date of this agreement, or at such other time, date and location as the Parties hereto agree in writing
(the Closing Date). Closing signatures may be transmitted by facsimile or by email pdf files.
1.2 Effect of the Merger. At the Effective Time, the effect of the
Merger shall be as provided in this Agreement and the Corporate Law. Without limiting the generality of the foregoing, and subject thereto, at the
Effective Time all the property, rights, privileges, powers and franchises of the Company shall vest in the Parent and all debts, liabilities and duties of each of the Company shall become the debts, liabilities and duties of the Surviving Corporation.
1.3 Governing Documents. At the Effective Time, the Certificate of
Incorporation and Bylaws of the Company shall become the Certificate of
Incorporation and Bylaws of the Parent except that the name of the Parent
Corporation shall be Entrex, Inc. the Nevada Corporation.
1.4 Effect on Securities. Subject to the terms and conditions of this
Agreement, at the Effective Time, by virtue of the Merger and this
Agreement and without any further action on the part of Parent and the
Company, or the holders of any of the securities of the Parent or the
Company, the following shall occur:
(a) Conversion of Company Stock. The shares of common stock, par value $0.01 per share, of the Company (Company Stock) issued and outstanding immediately prior to the Effective Time will be automatically converted, at the Effective Time, into the right to receive (i) an aggregate amount of newly issued shares equal to 84 percent of the then outstanding shares of the Parents Common Stock (Parent Shares) and (ii) ) an aggregate amount of newly issued shares equal to an additional 6 percent of shares of the Parents Common Stock issuable pursuant to Section 1.7 in the
AGREEMENT AND PLAN OF MERGER.
(b) Fractional Shares. No fraction of a share of Parent Common Stock will be issued by virtue of the Merger, and each holder of shares of
Company Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock any time shares of Parent Common Stock are distributed to any such Person pursuant to this Agreement (after aggregating all fractional shares of Parent Common Stock that otherwise would be received by such holder in connection with such distribution)
shall, receive from Parent, in lieu of such fractional share, one (1)
share of Parent Common Stock.

The Merger Closing Notification
At least five (5) days prior to Closing, Parent shall prepare a draft
Current Report on Form 8-K announcing the Closing, together with, or incorporating by reference, the financial statements prepared by the
Company and its accountant (including, if permitted, in an amendment to such Form 8-K filed within the time period specified in Item 9.01 of Form 8-K), and such other information that may be required to be disclosed with respect to the Merger and the Company in any report or form to be filed with the SEC (Closing Form 8-K), which shall be in a form reasonably acceptable to the Company. Prior to Closing, Parent and the Company shall prepare a press release announcing the consummation of the Merger hereunder (Closing Press Release). Concurrently with the
Closing, Parent shall distribute the Closing Press Release. Concurrently with the Closing, or as soon as practicable thereafter, Parent shall file the Closing Form 8-K with the Commission.
Notices.
All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following
Business Day), addressed as follows:

if to Parent, to:

Chairman of the Board of Directors
Universal Solar Technology, Inc
10685 Hazel Hurst Drive, Suite 21698
Houston, TX 77043
Attention: Paul D. Landrew
Email: Paul.Landrew@universalsolartechnology.com

if to the Company to:

Entrex Holding Company (EHCo, LLC)
150 East Palmetto Park Road
Boca Raton, FL 33432
Attention: Stephen H. Watkins
Email: SWatkins@entrex.net

________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2019

UNIVERSAL SOLAR TECHNOLOGY, INC.

By: /s/    Paul D. Landrew

Name: Paul D. Landrew

Title: Chairman of the Board of Directors and Chief Executive Officer